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                                                                   Exhibit 24.1

                                  Pemstar Inc.

                                Power of Attorney

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Allen J. Berning and Linda U. Feuss, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of shares of common stock of Pemstar Inc. pursuant to the Pemstar Inc. 2000 Employee Stock Purchase Plan and the Pemstar Inc. 2002 Stock Option Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 31/st/ day of July 2002.

                        Signature                           Title

              /s/ Al Berning                       Chairman, Chief Executive
         -----------------------------------       Officer and Director
                     Allen J. Berning              (Principal Executive Officer)

               /s/ Greg Lea                        Chief Financial Officer and
         -----------------------------------       Director
                      Gregory S. Lea               (Principal Financial Officer)

               /s/ Larry R. Degen                  Corporate Controller
         -----------------------------------       (Principal Accounting
                      Larry R. Degen               Officer)

              /s/ Robert D. Ahmann                 Director
         -----------------------------------
                     Robert D. Ahmann

              /s/ Thomas A. Burton                 Director
         -----------------------------------
                     Thomas A. Burton

              /s/ Kenneth E. Hendrickson           Director
         -----------------------------------
                  Kenneth E. Hendrickson

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              /s/ Bruce M. Jaffee                       Director
         ----------------------------------------
                    Bruce M. Jaffee

              /s/ Michael Odrich                        Director
         ----------------------------------------
                    Michael Odrich

             /s/ Steve V. Petracca                      Director
         ----------------------------------------
                    Steve V. Petracca

              /s/ Karl D. Shurson                       Director
         ----------------------------------------
                    Karl D. Shurson